UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 1, 2012
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Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants' telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200
State or Other Jurisdiction of Incorporation: Idaho

Former name, former address and former fiscal year, if changed since last report: None.
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On March 6, 2012, IDACORP, Inc. (“IDACORP”) will conduct meetings with financial analysts at a financial conference hosted by Wells Fargo Securities, LLC. Furnished as Exhibit 99.1 to this Current Report on Form 8-K are the slides IDACORP will be using during the presentations. IDACORP is also making the slides to be used in the presentation available in advance of the meeting on its website, www.idacorpinc.com.

The information in Item 7.01 of this Current Report on Form 8-K, including the presentation slides furnished as Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. Any reference to IDACORP's Internet address shall not, under any circumstances, be deemed to incorporate the information available at such Internet address into this report.

Item 8.01 Other Events.

Regulatory Filing for Langley Gulch Power Plant

As previously reported, on September 1, 2009, Idaho Power Company ("Idaho Power") received pre-approval from the Idaho Public Utilities Commission ("IPUC") to include $396.6 million of construction costs in Idaho Power’s rate base when the Langley Gulch natural gas-fired power plant, currently under construction, achieves commercial operation. Based on the current project status, Idaho Power estimates that the plant will be in service by July 1, 2012.

On March 2, 2012, Idaho Power filed an application with the IPUC requesting an increase in annual Idaho-jurisdiction base rates of $59.9 million, effective July 1, 2012, for recovery of Idaho Power's investment in the Langley Gulch power plant. Idaho Power's application stated that its estimated investment in the plant through June 2012 will be approximately $398 million. After the impact of depreciation, deferred income taxes, amounts currently included in rates, and an Idaho-jurisdictional cost allocation, Idaho Power's application requests a $336.7 million increase in Idaho jurisdiction rate base. Idaho Power's requested base rate increase is based on an overall rate of return of 7.86 percent, as authorized by a prior IPUC order. Idaho Power also requested that the application be processed under modified procedure. As of the date of this report, Idaho Power is unable to determine the outcome of the proceedings.

Approval of Oregon General Rate Case Settlement Stipulation

On July 29, 2011, Idaho Power filed a general rate case and proposed rate schedules with the Oregon Public Utility Commission ("OPUC"), Case No. UE 233. The filing requested a $5.8 million increase in annual Oregon jurisdictional revenues, an authorized rate of return on equity of 10.5 percent with an Oregon retail rate base of approximately $121.9 million, and a rate of return on capital of 8.17 percent. As previously reported, Idaho Power, the OPUC Staff, and other interested parties executed and filed a partial settlement stipulation with the OPUC on February 1, 2012, resolving all matters in the general rate case other than the prudence of costs associated with pollution control investments at the Jim Bridger coal-fired power plant. The settlement stipulation provided for a $1.8 million base rate increase, a return on equity of 9.9 percent, and an overall rate of return of 7.757 percent in the Oregon jurisdiction. On February 23, 2012, the OPUC issued an order adopting the settlement stipulation. New rates in conformity with the settlement stipulation went into effect on March 1, 2012. The OPUC will conduct a second phase of the proceedings to address the prudence of Idaho Power's pollution control investments at the Jim Bridger plant.
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Forward-Looking Statements

This Current Report on Form 8-K contains statements that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that express, or involve discussions as to expectations, beliefs, plans, objectives, assumptions, or future events or performance (including, for example, through the use of the term "estimates") are not statements of historical facts and may be forward-looking. An estimated plant construction date is one example of a forward-looking statement. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements in this report include those factors discussed in IDACORP Inc.'s and Idaho Power Company's 2011 Annual Report on Form 10-K, particularly Item 1A - “Risk

Factors”; Part II, Item 7 - “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; subsequent reports filed by IDACORP, Inc. and Idaho Power Company with the Securities and Exchange Commission; as well as (a) the effect of regulatory decisions by the Idaho Public Utilities Commission, the Oregon Public Utility Commission, and the Federal Energy Regulatory Commission affecting Idaho Power’s ability to recover costs and/or earn a reasonable rate of return and changes in and (b) compliance with state and federal laws, policies, and regulations. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. IDACORP, Inc. and Idaho Power Company disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are being furnished as part of this report.

Exhibit Number	Description

99.1	IDACORP, Inc. presentation dated March 6, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Dated:  March 2, 2012
IDACORP, INC.
By:   /s/ Darrel T. Anderson
Darrel T. Anderson
Executive Vice President - Administrative Services and Chief Financial Officer

IDAHO POWER COMPANY
By:   /s/ Darrel T. Anderson
Darrel T. Anderson
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	IDACORP, Inc. presentation dated March 2, 2012